UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 29, 2011

JACKSONVILLE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Florida	000-30248	59-3472981
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Laura Street, Suite 1000, Jacksonville, FL		32202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 904-421-3040

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 29, 2011, Jacksonville Bancorp, Inc. announced via press release its 2010 quarterly and annual earnings. A copy of the press release is attached as Exhibit 99.1.

The information in this report (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press release dated as of March 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSONVILLE BANCORP, INC.

Date: March 29, 2011	/s/ Valerie A. Kendall
Valerie A. Kendall
Executive Vice President & Chief Financial Officer